EXHIBIT 10.19

             North Bay Bancorp 2006 Executive Officer Base Salaries



Executive Officer        Title                                  2006 Base Salary
-----------------        -----                                  ----------------

Terry L. Robinson        President and CEO North Bay Bancorp;       $225,000
                         CEO The Vintage Bank

Glen C. Terry            President, The Vintage Bank                $165,000

John A. Nerland          President, Solano Bank, a Division of      $150,000
                         The Vintage Bank

Kathi Metro-Chinberg     Executive Vice President and Credit        $135,000
                         Administrator

Patrick E. Phelan        Executive Vice President and Chief         $175,000
                         Financial Officer

Virginia M. Robbins      Executive Vice President and Chief         $200,000
                         Operating Officer

Susan C. Fonseca         Senior Vice President, Human Resources     $ 95,000

Stephanie Rode           Senior Vice President and Compliance       $120,000
                         Risk Manager